SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 28, 2002
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ARDENT COMMUNICATIONS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                             000-26103                  52-2066769
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(STATE OR OTHER JURISDICTION                                   (IRS EMPLOYER
OF CORPORATION)                (COMMISSION FILE NO.)         IDENTIFICATION NO.)



6861 ELM STREET, 2ND FLOOR, MCLEAN, VIRGINIA  22101
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 276-4200
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ITEM 5. OTHER EVENTS.

         On June 17, 2002, Ardent Communications, Inc. (the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the period of February 1, 2002 through February 28, 2002 which is attached hereto as Exhibit 99.1.

         On June 17, 2002, Ardent Communications, Inc. (the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the period of March 1, 2002 through March 31, 2002 which is attached hereto as Exhibit 99.2.

         On June 24, 2002, Ardent Communications, Inc. (the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the period of April 1, 2002 through April 30, 2002 which is attached hereto as Exhibit 99.3.

         On August 14, 2002, Ardent Communications, Inc. (the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the period of May 1, 2002 through May 31, 2002 which is attached hereto as Exhibit 99.4.

ITEM 7. EXHIBITS.

         99.1     Monthly Operating Report for the month ended February 28, 2002
         99.2     Monthly Operating Report for the month ended March 31, 2002
         99.3     Monthly Operating Report for the month ended April 30, 2002
         99.4     Monthly Operating Report for the month ended May 31, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Ardent Communications, Inc.



Date     09/19/2002                      By:      /s/ Ulysses G. Auger II
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                                                  Ulysses G. Auger II
                                                  Chief Executive Officer